UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
_____________________________________________________________________

Date of Report (Date of earliest event reported): May 28, 2025

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11083	04-2695240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    300 Boston Scientific Way, Marlborough, Massachusetts                 01752-1234
    (Address of principal executive offices)                           (Zip Code)

(508) 683-4000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BSX	New York Stock Exchange
0.625% Senior Notes due 2027	BSX27	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 Other Events.

On May 28, 2025, Boston Scientific Corporation (the “Company”) announced it is discontinuing worldwide sales of the ACURATE neo2™ and ACURATE Prime™ Aortic Valve Systems and no longer pursuing U.S. FDA approval for ACURATE or approval in other geographies. The Company made this decision based on recent discussions with regulators, which resulted in increased clinical and regulatory requirements to maintain regulatory approvals in global markets and to obtain approvals in new regions. The additional resources and investments needed to satisfy these requirements are prohibitive for the Company.

Based on the information known today and despite the anticipated financial impacts from the discontinuation of ACURATE, the Company expects to achieve its second quarter and full year 2025 reported and organic sales and adjusted earnings per share guidance issued on April 23, 2025. The Company is not reaffirming its second quarter and full year 2025 GAAP EPS guidance issued on April 23, 2025 at this time and expects to provide more information during the Company’s second quarter 2025 earnings call.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “estimate,” “intend,” “will” and similar words. These forward-looking statements are based on the Company’s beliefs, assumptions and estimates using information available to it at the time and are not intended to be guarantees of future events or performance. These forward-looking statements include, among other things, statements regarding ACURATE, expected financial and operational impacts of the decisions announced herein and the Company’s management of such impacts, clinical trials, second quarter and full year 2025 guidance, business plans and product performance. If the Company’s underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by the forward-looking statements. These factors, in some cases, have affected and in the future (together with other factors) could affect the Company’s ability to implement its business strategy and may cause actual results to differ materially from those contemplated by the forward-looking statements expressed in this Current Report on Form 8-K. As a result, readers are cautioned not to place undue reliance on any of the forward-looking statements.

Risks and uncertainties that may cause such differences include, among other things: the financial, operational and other impacts of the decision to discontinue worldwide sales of the ACURATE valve platform and the Company’s ability to manage such impacts; economic conditions, including the impact of foreign currency fluctuations; future U.S. and global political, competitive, reimbursement and regulatory conditions, including changing trade and tariff policies; geopolitical events; manufacturing, distribution and supply chain disruptions and cost increases; disruptions caused by cybersecurity events; disruptions caused by public health emergencies or extreme weather or other climate change-related events; labor shortages and increases in labor costs; variations in outcomes of ongoing and future clinical trials and market studies; new product introductions; expected procedural volumes; the closing and integration of acquisitions; demographic trends; intellectual property; litigation; financial market conditions; the execution and effect of the Company's business strategy, including its cost-savings and growth initiatives; and future business decisions made by the Company and its competitors. New risks and uncertainties may arise from time to time and are difficult to predict accurately and many of them are beyond the Company’s control. For a further list and description of these and other important risks and uncertainties that may affect the Company’s future operations, see Part I, Item 1A - Risk Factors in its most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which the Company may update in Part II, Item 1A - Risk Factors in Quarterly Reports on Form 10-Q it has filed or will file hereafter. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements to reflect any change in its expectations or in events, conditions, or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements, except as required by law. This cautionary statement is applicable to all forward-looking statements contained in this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 28, 2025	BOSTON SCIENTIFIC CORPORATION

		By:	/s/ Susan Thompson
Susan Thompson
Vice President, Chief Corporate Counsel and Assistant Secretary